SECURITIES AND EXCHANGE COMMISSION
                 WASHINGTON, D.C. 20549


                SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934



( X )  Filed by the Registrant
(   )  Filed by a Party other than the Registrant

Check the appropriate box:

(   )  Preliminary Proxy Statement
(   )  Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-b(e)(2))
( X )  Definitive Proxy Statement
(   )  Definitive Additional Materials
(   )  Soliciting Material Pursuant to (section mark)240.14a-11(c) or
       (section mark)240.14a-12


                   NORTH CAROLINA RAILROAD COMPANY

            (Name of Registrant as Specified In Its Charter)

                  NORTH CAROLINA RAILROAD COMPANY

   (Name of Person(s) Filing Proxy Statement If Other Than Registrant)


PAYMENT OF FILING FEE (Check the appropriate box):

( X ) $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
(  )  $500 per each party to the controversy pursuant to Exchange Act
      Rule 14a-6(i)(3).
(  )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)  Title of each class of securities to which transaction applies:

      2)  Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: *

      4)  Proposed maximum aggregate value of transaction:

      5)  Total fee paid:

(Set forth the amount on which the filing fee is calculated and state how it was determined)

(   ) Fee previously paid with preliminary materials.

(   ) Check box if any part of the fee is offset as provided by Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:              $

    2)  Form, Schedule or Registration Statement No.:

    3)  Filing Party:

    4)  Date Filed:

                         NORTH CAROLINA RAILROAD COMPANY
                           --------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           --------------------------

                                OCTOBER 18, 1996

      NOTICE IS HEREBY GIVEN THAT THE ANNUAL MEETING OF SHAREHOLDERS OF NORTH CAROLINA RAILROAD COMPANY WILL BE HELD AT THE CRABTREE MARRIOTT HOTEL, 4500 MARRIOTT DRIVE, RALEIGH, NORTH CAROLINA, 27612 ON TUESDAY, NOVEMBER 12, 1996, AT 9:00 A.M., FOR THE FOLLOWING PURPOSES:

           (1) TO ELECT TEN MEMBERS OF THE BOARD OF DIRECTORS OF WHICH SEVEN DIRECTORS WILL BE ELECTED BY THE STATE OF NORTH CAROLINA AND THREE DIRECTORS WILL BE ELECTED BY THE OTHER SHAREHOLDERS;

           (2) TO CONSIDER RATIFICATION OF THE SELECTION OF ERNST & YOUNG AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 1996; AND

           (3) TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

      PURSUANT TO THE BYLAWS OF THE NCRR THE BOARD OF DIRECTORS FIXED THE CLOSE OF BUSINESS ON OCTOBER 3, 1996 AS THE RECORD DATE FOR THE DETERMINATION OF STOCKHOLDERS ENTITLED TO NOTICE OF AND TO VOTE AT THE MEETING. A COMPLETE LIST OF THE STOCKHOLDERS ENTITLED TO VOTE AT THE MEETING WILL BE AVAILABLE AT THE OFFICE OF THE NCRR AT 3200 ATLANTIC AVENUE, SUITE 110, RALEIGH, NORTH CAROLINA AT LEAST TEN DAYS PRIOR TO THE MEETING.

      ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. EVEN IF YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN, DATE AND RETURN THE ACCOMPANYING PROXY AS SOON AS POSSIBLE.



                                                   JOHN M. ALEXANDER, JR.
                                                   SECRETARY

                         NORTH CAROLINA RAILROAD COMPANY
                              3200 ATLANTIC AVENUE
                                    SUITE 110
                          RALEIGH, NORTH CAROLINA 27604

                                 PROXY STATEMENT

                                OCTOBER 18, 1996


                                     GENERAL

      THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE BOARD OF DIRECTORS OF THE NORTH CAROLINA RAILROAD COMPANY ("NCRR") OF PROXIES IN THE ACCOMPANYING FORM TO BE USED AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD TUESDAY, NOVEMBER 12, 1996, 9:00 A.M AT THE CRABTREE MARRIOTT HOTEL, 4500 MARRIOTT DRIVE, RALEIGH, NORTH CAROLINA, 27612 AND AT ANY SUBSEQUENT TIME AS MAY BE MADE NECESSARY BY ITS ADJOURNMENT. THE PROXY STATEMENT AND FORM OF PROXY WERE FIRST SENT TO SHAREHOLDERS ON OR ABOUT OCTOBER 18, 1996. THE SHARES REPRESENTED BY AND PROXY GIVEN AS A RESULT OF THIS REQUEST WILL BE VOTED AS SPECIFIED.

      AS TO ANY MATTER FOR WHICH NO CHOICE HAS BEEN SPECIFIED IN AN EXECUTED PROXY, THE SHARES REPRESENTED THEREBY WILL BE VOTED BY THE PERSONS NAMED IN THE PROXY (1) FOR THE ELECTION AS DIRECTORS OF THE NOMINEES LISTED HEREIN; AND (2) FOR RATIFYING THE SELECTION OF ERNST AND YOUNG AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE YEAR ENDED DECEMBER 31, 1996.

      THE NCRR'S ANNUAL REPORT INCLUDING FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1995, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES, WERE SENT TO SHAREHOLDERS IN JULY, 1996. ANOTHER COPY OF THE FORM 10-K AND ANY EXHIBIT TO FORM 10-K IS AVAILABLE UPON REQUEST, WITHOUT CHARGE, TO THE PERSONS WHOSE PROXIES ARE SOLICITED. WRITTEN REQUESTS SHOULD BE MADE TO JOHN M. ALEXANDER, JR., SECRETARY, 3200 ATLANTIC AVENUE, SUITE 110, RALEIGH, NORTH CAROLINA 27604.

      PROXY SOLICITATION

      THE ENTIRE COST OF SOLICITATION OF PROXIES WILL BE BORNE BY NCRR. THE NCRR EXPECTS TO SOLICIT PROXIES PRIMARILY BY MAIL ALTHOUGH PROXIES MAY BE SOLICITED BY TELEPHONE, TELEGRAPH OR PERSONALLY BY OFFICERS AND EMPLOYEES OF THE NCRR.

      PROXY REVOCATION

      ANY SHAREHOLDER WHO HAS EXECUTED A PROXY AND ATTENDS THE MEETING MAY ELECT TO VOTE IN PERSON RATHER THAN BY PROXY. A SHAREHOLDER MAY REVOKE HIS PROXY AT ANY TIME BEFORE IT IS VOTED BY FILING WRITTEN NOTICE OF REVOCATION OR BY FILING A LATER VALID PROXY WITH THE SECRETARY OF THE NCRR. REVOCATIONS WILL BE EFFECTIVE IF DELIVERED TO THE PRINCIPAL OFFICE OF THE NCRR AT ANY TIME PRIOR TO THE DAY OF THE SHAREHOLDERS' MEETING, OR IF DELIVERED TO THE SECRETARY OF THE NCRR AT THE MEETING ANY TIME PRIOR TO THE TIME THE CHAIRMAN OF THE MEETING CLOSES VOTING ON THE MATTER FOR WHICH THE PROXY IS SOUGHT TO BE REVOKED.

      VOTING AND QUORUM REQUIREMENTS

      PURSUANT TO THE BYLAWS OF THE NCRR THE BOARD OF DIRECTORS FIXED OCTOBER 3, 1996 AS THE RECORD DATE FOR SHAREHOLDERS ENTITLED TO VOTE AT THE ANNUAL MEETING AND ONLY SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON THAT DATE WILL BE ENTITLED TO VOTE. THERE ARE OUTSTANDING 4,283,470 SHARES OF THE COMMON STOCK OF THE NCRR OF WHICH 3,207,173 SHARES ARE OWNED BY THE STATE OF NORTH CAROLINA WITH THE REMAINING 1,076,297 SHARES OWNED BY SHAREHOLDERS OTHER THAN THE STATE OF NORTH CAROLINA (THE "PRIVATELY-OWNED" SHARES). (THE STATE OF NORTH CAROLINA ALSO HOLDS SHARES IN ESCHEAT SUBJECT TO THE CLAIM OF UNKNOWN OWNERS. THE STATE OF NORTH CAROLINA HAS ADVISED THAT IT DOES NOT CUSTOMARILY VOTE SHARES HELD IN ESCHEAT.)

      AS A GROUP, AS OF OCTOBER 3, 1996, DIRECTORS AND OFFICERS OF THE NCRR BENEFICIALLY OWN 18,231 SHARES OF COMMON STOCK OF NCRR, OR APPROXIMATELY 0.42% OF THE TOTAL ISSUED AND OUTSTANDING SHARES. AS A GROUP, DIRECTORS ELECTED BY THE "PRIVATELY-OWNED" SHARES BENEFICIALLY OWN 9,305 SHARES OF COMMON STOCK OF THE NCRR, OR APPROXIMATELY 0.22% OF THE TOTAL ISSUED AND OUTSTANDING SHARES, AND APPROXIMATELY 0.86% OF THE TOTAL "PRIVATELY-OWNED" SHARES.

      PURSUANT TO AGREEMENTS WITH SOME OF THE DIRECTORS ELECTED BY THE STATE OF NORTH CAROLINA, THE STATE IS ENTITLED TO DIVIDENDS FROM, AND RETAINS TO RIGHT OF REPURCHASE, AN ADDITIONAL 1,400 SHARES. SHARES OWNED OF RECORD BY DIRECTORS THAT ARE SUBJECT TO REACQUISITION BY THE STATE OF NORTH CAROLINA ARE DEEMED OWNED BY THE DIRECTOR PERSONALLY AND IF PRESENT AT THE MEETING AND VOTED WILL BE COUNTED TOWARD THE MEETING THE QUORUM REQUIREMENTS AND VOTING REQUIREMENTS THAT PERTAIN SOLELY TO SHAREHOLDERS OTHER THAN THE STATE OF NORTH CAROLINA.

      VOTING

      EACH SHARE OF COMMON STOCK IS ENTITLED TO ONE VOTE ON ALL MATTERS PRESENTED AT THE MEETING. THERE IS NO CUMULATIVE VOTING IN THE ELECTION OF DIRECTORS.

      A PLURALITY OF THE VOTES CAST AT THE MEETING IS REQUIRED TO ELECT A DIRECTOR. THE VOTE OF THE MAJORITY OF THE SHARES PRESENT AND VOTING AT THE MEETING IS REQUIRED WITH RESPECT TO ALL OTHER MATTERS EXPECTED TO COME BEFORE THE MEETING. IN THE ELECTION OF A DIRECTOR, ANY ACTION OTHER THAN A VOTE FOR A NOMINEE WILL HAVE THE PRACTICAL EFFECT OF VOTING AGAINST THE NOMINEE.

      QUORUM

      UNDER NORTH CAROLINA LAW, A MATTER CAN NOT BE VOTED ON AT A MEETING OF THE SHAREHOLDERS UNLESS A QUORUM IS PRESENT AT THE MEETING IN PERSON OR BY PROXY. THE BYLAWS OF THE NCRR PROVIDE THAT A MAJORITY OF THE OUTSTANDING SHARES OF THE NCRR ENTITLED TO VOTE, REPRESENTED IN PERSON OR BY PROXY, CONSTITUTES A QUORUM AT A MEETING OF SHAREHOLDERS, PROVIDED, THAT A MAJORITY OF THE SHARES HELD BY SHAREHOLDERS OTHER THAN THE STATE OF NORTH CAROLINA ARE REPRESENTED AT THE MEETING, IN PERSON OR BY PROXY. ATTENDANCE AT THE MEETING FOR ANY PURPOSE CONSTITUTES ATTENDANCE AT THE MEETING FOR ALL PURPOSES OF THE MEETING. NOT ATTENDING THE MEETING, EITHER IN PERSON OR BY PROXY MAY HAVE THE EFFECT OF CAUSING A QUORUM NOT TO BE PRESENT AT THE MEETING.

      ABSTENTIONS AND "BROKER NON-VOTES" ARE COUNTED FOR PURPOSES OF DETERMINING WHETHER A QUORUM IS PRESENT, BUT DO NOT REPRESENT VOTES CAST WITH RESPECT TO ANY PROPOSAL. "BROKER NON-VOTES" ARE SHARES HELD BY A BROKER OR NOMINEE FOR WHICH AN EXECUTED PROXY IS RECEIVED BY THE NCRR, BUT ARE NOT VOTED AS TO ONE OR MORE PROPOSALS BECAUSE INSTRUCTIONS HAVE NOT BEEN RECEIVED FROM THE BENEFICIAL OWNERS OR PERSONS ENTITLED TO VOTE AND THE BROKER OR NOMINEE DOES NOT HAVE DISCRETIONARY VOTING POWER.


                                    PROPOSALS

1.         ELECTION OF DIRECTORS

      IN THE ELECTION OF DIRECTORS, THE SHARES OWNED BY THE STATE OF NORTH CAROLINA ARE ENTITLED TO VOTE ON AND ELECT A TOTAL OF TEN OF THE FIFTEEN DIRECTORS AND THE "PRIVATELY-OWNED" SHARES ARE ENTITLED TO VOTE ON AND ELECT A TOTAL OF FIVE DIRECTORS, FOR STAGGERED THREE YEAR TERMS ACCORDING TO THE CHARTER AND BYLAWS OF THE NCRR. AT THE 1996 ANNUAL MEETING OF SHAREHOLDERS, THE STATE OF NORTH CAROLINA IS EXPECTED TO ELECT SEVEN DIRECTORS AND THE "PRIVATELY-OWNED" SHARES WILL ELECT THREE DIRECTORS. PROXIES ARE NOT SOLICITED BY THE BOARD OF DIRECTORS OF THE NCRR FOR DIRECTORS ELECTED BY THE STATE OF NORTH CAROLINA. PROXIES VOTED BY THE "PRIVATELY-OWNED" SHARES CANNOT BE VOTED FOR MORE THAN THREE PERSONS AT THE 1996 ANNUAL MEETING.

      THE NOMINATING COMMITTEE HAS RECOMMENDED TO THE BOARD OF DIRECTORS THAT THE PERSONS NAMED BELOW BE NOMINATED AT THE ANNUAL MEETING FOR ELECTION BY THE "PRIVATELY-OWNED" SHARES TO SERVE AS DIRECTORS FOR TERMS EXPIRING AT THE 1998 OR

1999 ANNUAL MEETING OF SHAREHOLDERS AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED.

      UNLESS CONTRARY INSTRUCTIONS ARE SET FORTH IN THE PROXIES, IT IS INTENDED THAT THE PERSONS NAMED IN THE PROXY WILL VOTE ALL SHARES REPRESENTED BY SUCH PROXY FOR THE ELECTION AS DIRECTORS OF THE NOMINEES NAMED BELOW. SHOULD THE NOMINEES BECOME UNABLE OR UNWILLING TO ACCEPT NOMINATION OR ELECTION, IT IS INTENDED THAT THE PERSONS ACTING UNDER THE PROXY WILL VOTE FOR THE ELECTION, IN THE NOMINEES' STEAD, OF SUCH OTHER PERSONS AS THE BOARD OF DIRECTORS MAY RECOMMEND. MANAGEMENT HAS NO REASON TO BELIEVE THAT THE NOMINEES WILL BE UNABLE OR UNWILLING TO SERVE IF ELECTED.

      NOMINEES

      SET FORTH BELOW IS CERTAIN INFORMATION CONCERNING THE NOMINEES FOR ELECTION AS DIRECTORS AT THE 1996 ANNUAL MEETING INCLUDING THE NOMINEES' BUSINESS EXPERIENCE FOR THE PAST FIVE YEARS:

                                PRESENT POSITION       DIRECTOR   NOMINATED FOR
NAME                       AGE  WITH THE COMPANY         SINCE   TERM EXPIRING

J. MELVILLE BROUGHTON, JR.  74      VICE PRESIDENT &    1986          1998
                                     DIRECTOR

P. C. BARWICK, JR.          59       DIRECTOR           1990          1999

PORTER B. THOMPSON          61       NONE                -            1999

      THE BUSINESS EXPERIENCE DURING THE PAST FIVE (5) YEARS OF THE NOMINEES IS SUMMARIZED BELOW.

      J. MELVILLE BROUGHTON, JR. - RETIRED, 1995. ATTORNEY AT LAW, 1974-1995, BROUGHTON, WILKINS & WEBB, P.A., RALEIGH, NORTH CAROLINA.

      P.C. BARWICK, JR. - ATTORNEY AT LAW, PRINCIPAL, WALLACE, MORRIS, BARWICK, & ROCHELLE, P.A. (LAW FIRM), KINSTON, NORTH CAROLINA SINCE 1986. MR. BARWICK SERVED AS SECRETARY AND TREASURER OF ANCRR FROM 1985 TO 1989. DIRECTOR, STATE UNIVERSITY RAILROAD COMPANY FROM 1993 TO PRESENT. THE REGISTRANT OWNS A MINORITY POSITION IN STATE UNIVERSITY RAILROAD COMPANY, A MAJORITY WHOSE STOCK IS OWNED BY NORFOLK SOUTHERN.

      PORTER B. THOMPSON - PRESIDENT AND OWNER OF LEADS CORPORATION, A MANAGEMENT CONSULTING FIRM BASED IN WASHINGTON, DC. MR. THOMPSON HAS BEEN A PRINCIPAL OF LEADS SINCE 1989. MR. THOMPSON HAS BEEN A CERTIFIED PUBLIC ACCOUNTANT SINCE 1964, AND SERVED FOR OVER TWENTY YEARS WITH BLUE BELL, INC., A GREENSBORO, N. C. MANUFACTURING COMPANY. HE SERVED FOR TEN YEARS AS A VICE PRESIDENT AND FOR EIGHT YEARS AS A MEMBER OF THE BOARD OF DIRECTORS OF BLUE BELL, INC.

      THREE DIRECTORS ARE BEING ELECTED AT THIS ANNUAL MEETING BY THE SHAREHOLDERS OTHER THAN THE STATE OF NORTH CAROLINA INSTEAD OF TWO DIRECTORS WHICH WOULD OTHERWISE BE THE CASE. AT THE ANNUAL MEETING OF SHAREHOLDERS HELD ON DECEMBER 15, 1995 (THE "1995 ANNUAL MEETING"), MR. BARWICK WAS ELECTED BY THE PRIVATE SHAREHOLDERS TO A THREE-YEAR TERM. IN JULY 1996, A COURT DETERMINED THAT A QUORUM WAS NOT PRESENT AT THE 1995 ANNUAL MEETING. IN AUGUST 1996, PURSUANT TO THE BYLAWS, THE BOARD OF DIRECTORS APPOINTED MR. BARWICK TO THE BOARD. MR. BARWICK HAD PREVIOUSLY SERVED AS A DIRECTOR ELECTED BY THE STATE OF NORTH CAROLINA. UNDER THE BYLAWS, A DIRECTOR SO APPOINTED SERVES UNTIL THE NEXT ANNUAL MEETING OF SHAREHOLDERS. MR. BARWICK IS BEING NOMINATED TO SERVE A THREE-YEAR TERM THAT WILL EXPIRE IN 1999. MR. THOMPSON, WHO IS BEING NOMINATED FOR A THREE-YEAR TERM, WOULD REPLACE MR. LEVER WHOSE TERM EXPIRES THIS YEAR. MR. BROUGHTON IS BEING NOMINATED TO FILL THE TERM EXPIRING IN 1998. THE STATE OF NORTH CAROLINA ("STATE") IS ELECTING SEVEN DIRECTORS THIS YEAR, INSTEAD OF THREE FOR THE SAME REASONS. FOUR DIRECTORS WILL SERVE TERMS THAT END IN 1998 AND THREE WILL SERVE TERMS THAT END IN 1999. THE STATE HAS NOT INFORMED THE NCRR OF THE NAMES OF THE DIRECTORS IT INTENDS TO ELECT.

      CURRENT DIRECTORS AND EXECUTIVE OFFICERS

      THE FOLLOWING TABLE SETS FORTH INFORMATION REGARDING THE DIRECTORS AND THE EXECUTIVE OFFICERS OF THE NCRR:

                                        YEAR               YEAR
                                        ELECTED           ELECTED      POSITION
                                        AS        TERM     AS           WITH
OFFICER                          AGE    DIRECTOR  EXPIRES OFFICER      COMPANY

JOHN F. MCNAIR III * (1)         69     1993      1996     1993       PRESIDENT
                                                                      AND
                                                                      DIRECTOR

J. MELVILLE BROUGHTON, JR.       74     1986      1996     1988       VICE
                                                                      PRESIDENT
                                                                      AND
                                                                      DIRECTOR

JOHN M. ALEXANDER, JR. *(2)      47     1993      1997     1995       SECRETARY
                                                                      AND
                                                                      DIRECTOR

LYNN T. MCCONNELL*               41     1993      1996     1993       TREASURER
                                                                      AND
                                                                      DIRECTOR

CHAUNCEY W. LEVER                71     1987      1996     1995       ASSISTANT
                                                                      SECRETARY
                                                                      TREASURER
                                                                      &
                                                                      DIRECTOR

SCOTT M. SAYLOR                  37     -           -      1989       EXEC.VICE
                                                                      PRESIDENT
                                                                      AND
                                                                      GENERAL
                                                                      COUNSEL

                                    YEAR               YEAR
                                    ELECTED            ELECTED         POSITION
                                    AS        TERM     AS              WITH
DIRECTOR                       AGE  DIRECTOR  EXPIRES  OFFICER         COMPANY

P.C. BARWICK, JR. (3)          59   1990      1996     -               DIRECTOR

SIDNEY R. FRENCH               69   1989      1997     -               DIRECTOR

MARVIN D. GENTRY* (4)          61   1993      1996     -               DIRECTOR

ALEXANDER H. GRAHAM, JR. (5)   78   1989      1997     -               DIRECTOR

ROBERT W. GRIFFIN*             44   1996      1996     -               DIRECTOR

M. REX HARRIS*                 62   1993      1997     -               DIRECTOR

WILLIAM H. KINCHELOE* (6)      59   1987      1996     -               DIRECTOR

JACK A. MOODY* (7)             69   1993      1996     -               DIRECTOR

JOHN S. RUSSELL*               42   1993      1996     -               DIRECTOR

DAVID T. WOODARD*              48   1993      1997     -               DIRECTOR


               *  DIRECTOR ELECTED BY THE STATE OF NORTH CAROLINA

               (1) MR. MCNAIR SERVES AS A DIRECTOR OF PIEDMONT NATURAL GAS COMPANY INC.

               (2) MR. ALEXANDER SERVES AS A DIRECTOR OF FIRST CITIZENS BANCSHARES, INC.

               (3) MR. BARWICK SERVES AS A DIRECTOR OF STATE UNIVERSITY RAILROAD COMPANY. NCRR OWNS A MINORITY POSITION IN STATE UNIVERSITY RAILROAD COMPANY, A MAJORITY OF WHOSE STOCK IS OWNED BY NORFOLK SOUTHERN RAILWAY COMPANY.

               (4) MR. GENTRY SERVES AS A DIRECTOR OF OLD NORTH STATE BANK, KING, NC.

               (5)    MR. GRAHAM SERVES AS A DIRECTOR OF ROCKY MOUNT MILLS.

               (6)    MR. KINCHELOE SERVES AS A DIRECTOR OF CENTURA BANK, INC.

               (7) MR. MOODY SERVES AS A DIRECTOR OF CENTURA BANK OF NORTH CAROLINA.

               COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES ACT OF 1934

               SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), REQUIRES THAT THE NCRR'S DIRECTORS AND EXECUTIVE OFFICERS, AND PERSONS WHO OWN MORE THAN TEN PERCENT (10%) OF A REGISTERED CLASS OF THE NCRR'S EQUITY SECURITIES, FILE WITH THE COMMISSION INITIAL REPORTS OF OWNERSHIP AND REPORTS OF CHANGES IN OWNERSHIP OF COMMON STOCK AND OTHER EQUITY SECURITIES OF THE NCRR. OFFICERS, DIRECTORS AND GREATER THAN TEN-PERCENT BENEFICIAL OWNERS ARE REQUIRED BY COMMISSION REGULATIONS TO FURNISH NCRR WITH COPIES OF ALL REPORTS THEY FILE UNDER SECTION 16(A). TO NCRR'S KNOWLEDGE, BASED SOLELY ON ITS REVIEW OF THE COPIES OF SUCH REPORTS FURNISHED TO NCRR AND WRITTEN REPRESENTATIONS THAT NO OTHER REPORTS WERE REQUIRED, FOR THE FISCAL YEAR ENDED DECEMBER 31, 1995, JOHN S. RUSSELL, DIRECTOR, FILED A LATE REPORT FOR ONE ACQUISITION TRANSACTION.

               MEETINGS AND COMMITTEES OF THE BOARD

               THE BOARD OF DIRECTORS HELD 13 MEETINGS DURING THE YEAR ENDED DECEMBER 31, 1995.

               THE BOARD OF DIRECTORS HAS AN EXECUTIVE COMMITTEE COMPRISED OF MS. MCCONNELL, AND MESSRS. MCNAIR, BROUGHTON, BARWICK, AND SAYLOR (AD HOC MEMBER), AND IS RESPONSIBLE FOR GENERAL MANAGEMENT OF ROUTINE BUSINESS AFFAIRS OF THE NCRR. UNDER THE BYLAWS OF THE NCRR, THE EXECUTIVE COMMITTEE HAS ALL THE POWERS AND AUTHORITY OF THE BOARD OF DIRECTORS, EXCEPT THAT THE EXECUTIVE COMMITTEE MAY NOT, WITHOUT PRIOR BOARD APPROVAL, (A) AMEND THE BYLAWS, (B) REMOVE ANY DIRECTOR OR OFFICER, (C) FILL ANY DIRECTOR OR OFFICER VACANCY, (D) SELL, LEASE, OR DISPOSE OF ANY CORPORATE ASSET, (E) INCUR ANY OBLIGATION OR AUTHORIZE ANY EXPENDITURE IN EXCESS OF $10,000, OR (F) CHANGE THE COMPENSATION OF ANY OFFICER OF THE NCRR. THE EXECUTIVE COMMITTEE WAS ORGANIZED IN SEPTEMBER OF 1989, AND MET TWICE DURING 1995 OTHER THAN IN CONNECTION WITH MEETINGS OF THE BOARD OF DIRECTORS.

               THE BOARD OF DIRECTORS HAS AN AUDIT COMMITTEE COMPRISED OF MESSRS. LEVER, GENTRY, GRAHAM AND WOODARD. THE AUDIT COMMITTEE IS RESPONSIBLE FOR MAKING RECOMMENDATIONS TO THE BOARD OF DIRECTORS REGARDING SELECTION AND APPOINTMENT OF THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTS, REVIEWING THEIR FEES, ENSURING THAT FINANCIAL INFORMATION IS DISSEMINATED PROPERLY, AND MEETING WITH THE INDEPENDENT PUBIC ACCOUNTS PERIODICALLY. THE AUDIT COMMITTEE MET TWICE DURING 1995.

               THE BOARD OF DIRECTORS HAS A BUDGET AND COMPENSATION COMMITTEE RESPONSIBLE FOR THE COMPENSATION OF OFFICERS, DIRECTORS AND EMPLOYEES. AT 1995 YEAR END, THE COMMITTEE WAS COMPRISED OF MS. MCCONNELL AND MESSRS. LEVER, RUSSELL AND HARRIS. THE COMMITTEE MET TWICE DURING 1995.

               THE BOARD OF DIRECTORS HAS A NOMINATING COMMITTEE RESPONSIBLE FOR RECOMMENDING NOMINATIONS FOR DIRECTORS TO BE NOMINATED AND ELECTED BY THE "PRIVATELY-OWNED" SHARES. FOR 1996, THE NOMINATING COMMITTEE WAS COMPRISED OF MESSRS. BARWICK, GENTRY, AND BROUGHTON. THE NOMINATING COMMITTEE MET TWICE DURING 1996. THE NOMINATING COMMITTEE WILL CONSIDER NOMINEES RECOMMENDED BY SECURITY HOLDERS. SECURITY HOLDERS SHOULD SUBMIT NAMES AND QUALIFICATIONS OF

RECOMMENDED NOMINEES WITHIN A REASONABLE TIME PRIOR TO PREPARATION FOR ANNUAL MEETINGS OF SHAREHOLDERS.

               ON AUGUST 22, 1996, THE BOARD OF DIRECTORS APPOINTED A SPECIAL COMMITTEE OF FIVE DIRECTORS RESPONSIBLE FOR NEGOTIATING WITH THE STATE, AFTER THE STATE NOTIFIED NCRR THAT THE STATE RETAINED NATIONSBANK AS A FINANCIAL ADVISOR TO EVALUATE THE ACQUISITION OF NCRR'S SHARES NOT ALREADY OWNED BY THE STATE. THE COMMITTEE CONSISTS OF THE FIVE "PRIVATE" DIRECTORS ELECTED TO THE BOARD OF NCRR BY THE SHAREHOLDERS OTHER THAN THE STATE. THE COMMITTEE HAS AUTHORITY TO MAKE RECOMMENDATIONS TO THE ENTIRE BOARD REGARDING ANY OFFER MADE BY THE STATE, FORMULATE OFFERS OR COUNTER OFFERS, AND CONSIDER ALTERNATIVES TO A TRANSACTION WITH THE STATE.

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

               OF THE 10,000,000 SHARES AUTHORIZED TO BE ISSUED, 4,283,470 SHARES ARE CURRENTLY OUTSTANDING. THE FOLLOWING TABLE SETS FORTH AS OF OCTOBER 3, 1996, THE PARTIES KNOWN TO NCRR TO BE BENEFICIAL OWNERS OF MORE THAN FIVE PERCENT OF THE NCRR'S VOTING SECURITIES:

                NAME & ADDRESS OF            AMOUNT & NATURE OF       PERCENT
TITLE OF CLASS  BENEFICIAL OWNER             BENEFICIAL OWNERSHIP     OF CLASS

COMMON SHARES   STATE OF NORTH               3,207,173 SHARES,         74.82%
                CAROLINA C/O                 OWNED DIRECTLY *
                GOVERNOR JAMES
                B. HUNT, THE STATE
                CAPITOL, RALEIGH, NC  2761

      * THE STATE OF NORTH CAROLINA ALSO HOLDS SHARES IN ESCHEAT SUBJECT TO THE CLAIMS OF UNKNOWN OWNERS. THE STATE OF NORTH CAROLINA HAS ADVISED THAT IT DOES NOT CUSTOMARILY VOTE SHARES HELD IN ESCHEAT. PURSUANT TO AGREEMENTS WITH SOME OF THE DIRECTORS ELECTED BY THE STATE OF NORTH CAROLINA, THE STATE IS ENTITLED TO DIVIDENDS AND RETAINS A RIGHT OF REACQUISITION OF AN ADDITIONAL 1,400 SHARES.

     THE FOLLOWING TABLE SETS FORTH AS OF OCTOBER 3, 1996, THE SHARES BENEFICIALLY OWNED BY ALL DIRECTORS AND NOMINEES AND ALL DIRECTORS AND OFFICERS AS A GROUP:

                 NAME AND ADDRESS        AMOUNT AND NATURE OF        PERCENT
TITLE OF CLASS   BENEFICIAL OWNER        BENEFICIAL OWNERSHIP        OF CLASS

COMMON SHARES    JOHN MCKNITT            700 SHARES OWNED                 *
                 ALEXANDER, JR.          DIRECTLY, 550 SHARES
                 SECRETARY AND DIRECTOR  OWNED BY MINOR
                 1526 S. BLOUNT ST.      DAUGHTERS, 50 SHARES
                 RALEIGH, NC 27603       OWNED BY SPOUSE

                 P.C. BARWICK, JR.       600 SHARES, OWNED                *
                 DIRECTOR                DIRECTLY
                 P.O. BOX 3557
                 KINSTON, NC 28502

                 J. MELVILLE BROUGHTON,  705 SHARES                       *
                 JR., VICE-PRESIDENT     OWNED DIRECTLY
                 AND DIRECTOR
                 P.O. BOX 2387
                 RALEIGH, NC 27602

                 SIDNEY R. FRENCH        500 SHARES OWNED                 *
                 DIRECTOR                DIRECTLY (1)
                 105 WETHERINGTON FARM
                 COVE CITY, NC 28523

                 NAME AND ADDRESS         AMOUNT AND NATURE OF          PERCENT
TITLE OF CLASS   BENEFICIAL OWNER         BENEFICIAL OWNERSHIP         OF CLASS

COMMON SHARES    MARVIN D. GENTRY         500 SHARES OWNED                 *
                 DIRECTOR                 DIRECTLY
                 P.O. BOX 485
                 KING, NC 27021

                 ALEXANDER H. GRAHAM      5,500 SHARES                     *
                 JR., DIRECTOR            OWNED DIRECTLY
                 P.O. BOX 51579
                 DURHAM, NC 27717

                 ROBERT W. GRIFFIN        526 SHARES                       *
                 DIRECTOR                 OWNED DIRECTLY (2)
                 P.O. BOX 3062
                 KINSTON, NC 28502-3062

                 M. REX HARRIS            500 SHARES                       *
                 DIRECTOR                 OWNED DIRECTLY
                 4511 BRAGG BOULEVARD
                 FAYETTEVILLE, NC 28303

                 WILLIAM H. KINCHELOE     500 SHARES                       *
                 DIRECTOR                 OWNED DIRECTLY
                 P.O. BOX 671
                 ROCKY MOUNT, NC 27802

                 CHAUNCEY W. LEVER        2,000 SHARES OWNED               *
                 DIRECTOR                 WITH WIFE AS JOINT
                 P.O. BOX 4108            TENANTS WITH RIGHT
                 GREENSBORO, NC 27404     OF SURVIVORSHIP

                 LYNN T. MCCONNELL        100 SHARES OWNED                 *
                 DIRECTOR AND TREASURER   DIRECTLY; 500 SHARES
                 138 CHEROKEE ROAD        OWNED DIRECTLY (3)
                 UNIT 11
                 CHARLOTTE, NC 28207

                 JOHN F. MCNAIR, III      500 SHARES                       *
                 DIRECTOR AND PRESIDENT   OWNED DIRECTLY
                 P.O. BOX 3099
                 WINSTON-SALEM, NC 27150

                 JACK A. MOODY            3,300 SHARES                     *
                 DIRECTOR                 OWNED DIRECTLY
                 P.O. BOX 249
                 SILER CITY, NC 27344

                 JOHN S. RUSSELL          100 SHARES OWNED                 *
                 DIRECTOR                 DIRECTLY; 500 SHARES
                 ONE HANNOVER SQUARE      OWNED DIRECTLY (3)
                 SUITE 1700
                 RALEIGH, NC 27611

                 SCOTT M. SAYLOR          100 SHARES OWNED                 *
                 EXEC. V.P./GEN. COUNSEL  WITH WIFE AS JOINT
                 3200 ATLANTIC AVE.       TENANTS WITH RIGHT
                 SUITE 110                OF SURVIVORSHIP
                 RALEIGH, NC 27604

                 PORTER B. THOMPSON       4,000 SHARES,                    *
                 230 NORTH ELM STREET     OWNED BY SPOUSE
                 SUITE 1650
                 GREENSBORO, NC 27401

                NAME AND ADDRESS       AMOUNT AND NATURE OF             PERCENT
TITLE OF CLASS  BENEFICIAL OWNER       BENEFICIAL OWNERSHIP             OF CLASS

COMMON SHARES   DAVID T. WOODARD       100 SHARES OWNED                 *
                DIRECTOR               DIRECTLY; 400 SHARES
                P.O. BOX 27647         OWNED DIRECTLY (3)
                RALEIGH, NC 27619-7647

     * LESS THAN 1% OF THE CLASS.

     (1) MR. FRENCH'S SHARES ARE HELD SUBJECT TO A TRANSFER AGREEMENT WITH A.J. BALLARD TIRE & OIL PENSION AND PROFIT SHARING PLAN.

     (2) MR. GRIFFIN'S SHARES ARE HELD SUBJECT TO A TRANSFER AGREEMENT WITH THOMAS B. GRIFFIN.

     (3) SHARES ACQUIRED WITHOUT CASH CONSIDERATION FROM THE STATE OF NORTH CAROLINA PURSUANT TO AN AGREEMENT WHICH ENTITLES THE STATE TO RECEIVE ALL DIVIDENDS AND TO REACQUIRE THE STOCK.

     ALL OFFICERS AND DIRECTORS AS A GROUP (16 PERSONS) BENEFICIALLY OWN 18,231 COMMON SHARES OF THE NCRR, OR APPROXIMATELY 0.42% OF THE TOTAL SHARES ISSUED AND OUTSTANDING.


                             EXECUTIVE COMPENSATION

     THE FOLLOWING TABLE AND NARRATIVE TEXT DISCUSS THE COMPENSATION PAID DURING 1993, 1994, AND 1995 TO THE NCRR'S PRESIDENT AND CHIEF EXECUTIVE OFFICER, WHO WAS ELECTED TO THAT POSITION IN JULY OF 1993. NO EXECUTIVE OFFICER OF THE NCRR HAD AN ANNUAL SALARY OF AND BONUSES IN EXCESS OF $100,000 DURING 1995.



                                                                   LONG-TERM COMPENSATION
                                                                          AWARDS  PAYOUTS
                                                                     RESTRICTED
NAME AND            ANNUAL COMPENSATION    OTHER ANNUAL    STOCK      OPTIONS/      LTIP    ALL OTHER
PRINCIPAL POSITION  YEAR   SALARY   BONUS  COMPENSATION(1) AWARDS(2) AWARDS(1)(2) PAYOUTS  COMPENSATION

JOHN F. MCNAIR III  1995  $12,000   $0          0              0          0          $0        $0
PRESIDENT AND CHIEF 1994   12,000   $0          0              0          0          $0        $0
EXECUTIVE OFFICER   1993    5,799*  $0          0              0          0          $0        $0

--------------

           *PARTIAL YEAR'S COMPENSATION

(1) OTHER ANNUAL COMPENSATION FOR EXECUTIVE OFFICERS IS NOT REPORTED AS IT IS LESS THAN THE REQUIRED REPORTING THRESHOLD OF THE SECURITIES AND EXCHANGE COMMISSION.

(2) THE REGISTRANT DID NOT GRANT ANY STOCK OPTIONS OR STOCK APPRECIATION RIGHTS DURING THE YEARS COVERED BY THE TABLE.

(3) UNDER SECURITIES AND EXCHANGE COMMISSION RULES ON EXECUTIVE COMPENSATION DISCLOSURE, NO DISCLOSURE REGARDING OTHER COMPENSATION IS REQUIRED FOR FISCAL YEARS PRIOR TO 1993.

     STOCK OPTION AND STOCK APPRECIATION RIGHTS PLANS, LONG-TERM INCENTIVE PLANS AND PENSION PLANS

     NO STOCK OPTIONS OR STOCK APPRECIATION RIGHTS WERE OUTSTANDING AT THE END OF 1995 AND NONE WERE EITHER GRANTED OR EXERCISED DURING 1995. THE NCRR HAS NO STOCK OPTION PLANS OR STOCK APPRECIATION RIGHTS PLANS. FOR 1995, THE NCRR MADE CASH IRA-SEP CONTRIBUTIONS TO EMPLOYEE ACCOUNTS IN THE AMOUNT OF 10% OF THE EMPLOYEES' 1995 COMPENSATION, OR $14,639.14. THE NCRR AND ITS EMPLOYEES PARTICIPATE IN THE RETIREMENT/BENEFIT PROGRAM UNDER THE RAILROAD RETIREMENT ACT, ADMINISTERED BY THE U.S. RAILROAD RETIREMENT BOARD.

     COMPENSATION OF DIRECTORS

     DIRECTORS ARE COMPENSATED $600 PER DAY, PLUS TRAVEL EXPENSES, FOR EACH DAY OF ATTENDANCE AT DIRECTORS' MEETINGS. DIRECTOR'S ARE COMPENSATED $600 PER DAY OR $300 PER HALF DAY, PLUS TRAVEL EXPENSES, FOR ATTENDING MEETINGS OF COMMITTEES HELD OTHER THAN IN CONJUNCTION WITH MEETINGS OF THE BOARD OF DIRECTORS.

     EMPLOYMENT CONTRACTS

     MR. MCNAIR, THE PRESIDENT AND CHIEF EXECUTIVE OFFICER OF THE NCRR, HAS NO EMPLOYMENT CONTRACT WITH THE REGISTRANT.

     COMPENSATION COMMITTEE AND DECISION MAKING

     THE BUDGET AND COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS IS RESPONSIBLE FOR DECISIONS CONCERNING THE COMPENSATION OF OFFICERS, DIRECTORS AND EMPLOYEES OF THE NCRR. THE COMMITTEE CONSISTS OF THE FOLLOWING FOUR MEMBERS OF THE BOARD OF DIRECTORS OF THE NCRR: LYNN MCCONNELL, CHAUNCEY LEVER, REX HARRIS, AND JOHN RUSSELL.

     PERFORMANCE GRAPH

     THE GRAPH SHOWN BELOW IS A LINE PRESENTATION COMPARING THE NCRR'S CUMULATIVE FIVE-YEAR SHAREHOLDER RETURNS ON AN INDEXED BASIS WITH THE STANDARD & POOR'S INDEX AND A RAILROAD COMPANY INDEX COMPILED FOR THE NCRR BY STANDARD & POORS COMPUSTAT FOR THE FIVE-YEAR PERIOD COMMENCING ON DECEMBER 31, 1990 AND ENDING ON DECEMBER 31, 1995. THE TOTAL RETURN ASSUMES THAT DIVIDENDS WERE REINVESTED QUARTERLY AND IS BASED ON A $100 INVESTMENT ON DECEMBER 31, 1990. THE NCRR NOTES THAT THE RAILROAD COMPANY INDEX WAS USED TO COMPLY WITH RULES OF THE SECURITIES AND EXCHANGE COMMISSION. HOWEVER, AS THE RAILROADS IN SUCH INDEX ARE ALL MUCH LARGER THAN THE NCRR'S AND CONDUCT ACTIVE RAILROAD BUSINESS, RATHER THAN LEASING SUBSTANTIALLY ALL THEIR ASSETS AS THE NCRR DOES, THE NCRR DOES NOT REPRESENT THE RAILROADS COMPRISING THIS INDEX OR ANY OTHER INDUSTRY GROUP REPRESENT MEANINGFUL COMPARISONS FOR INVESTORS.




                           TOTAL SHAREHOLDER RETURNS

[Total shareholder returns chart appears here. Plot points are below.]


Fiscal Year: December

                                          Annual Return Percentage
                                                 Years Ending
Company\Index Name                 Dec91   Dec92   Dec93   Dec94   Dec95
Noth Carolina Railroad Company     -4.04   52.30    2.94   -29.78   8.37
S&P 500 Index                      30.47    7.62   10.08    1.32   37.58
Railroads-500                      63.22   12.29   23.93   -13.61  46.30





                                             Index Returns

                                 Base
                                Period  Return   Return  Return  Return Return
Company\Index Name               Dec90  Dec91    Dec92   Dec93   Dec94  Dec95
North Carolina Railroad Company  100     95.96   146.15  150.44  105.64  114.49
S&P 500 Index                    100    130.47   140.41  154.56  156.60  215.45
Railroads-500                    100    163.22   183.27  227.13  196.22  287.07

2.  APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     THE NCRR'S BOARD OF DIRECTORS HAS APPROVED AND SELECTED ERNST & YOUNG AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS TO MAKE AN EXAMINATION OF THE NCRR'S ACCOUNTS FOR THE YEAR ENDED DECEMBER 31, 1996. THE FIRM HAS EXAMINED THE NCRR'S ACCOUNTS SINCE 1932. THE BOARD OF DIRECTORS ASKS THAT THE SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS BE APPROVED BY AN AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES REPRESENTED AND VOTED AT THE MEETING. IF SUCH AFFIRMATIVE VOTE IS NOT OBTAINED, MANAGEMENT WILL RECONSIDER THE MATTER.

     THE BOARD OF DIRECTORS RECOMMENDS SHAREHOLDERS VOTE FOR THE APPROVAL OF THE SELECTION OF ERNST & YOUNG AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE YEAR ENDED DECEMBER 31, 1996.

     A REPRESENTATIVE OF ERNST & YOUNG WILL ATTEND THE 1996 ANNUAL MEETING WITH THE OPPORTUNITY TO MAKE A STATEMENT IF HE DESIRES TO DO SO AND TO RESPOND TO APPROPRIATE QUESTIONS.


                              AVAILABLE INFORMATION

     THE NCRR IS SUBJECT TO THE INFORMATIONAL REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934 (THE "EXCHANGE ACT") AND IN ACCORDANCE THEREWITH FILES REPORTS, PROXY STATEMENTS AND OTHER INFORMATION WITH THE SECURITIES EXCHANGE COMMISSION (THE "COMMISSION"). REPORTS, PROXY STATEMENTS AND OTHER INFORMATION FILED BY THE NCRR CAN BE INSPECTED AND COPIED AT THE PUBLIC REFERENCE FACILITIES MAINTAINED BY THE COMMISSION AT JUDICIARY PLAZA, 450 FIFTH STREET, N.W., WASHINGTON, D.C. 20549 AND AT ITS REGIONAL OFFICES LOCATED AT 75 PARK PLACE, NEW YORK, NEW YORK 10007, AND THE JOHN C. KLUEZYNSKI FEDERAL BUILDING, 230 SOUTH DEARBORN STREET, CHICAGO, ILLINOIS 60604. COPIES OF SUCH MATERIAL CAN BE OBTAINED FROM THE PUBLIC REFERENCE SECTION OF THE COMMISSION AT JUDICIARY PLAZA, 450 FIFTH STREET, N.W., WASHINGTON, D.C. 20549 UPON REQUEST AND PAYMENT OF THE PRESCRIBED FEES.


                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     THE FOLLOWING DOCUMENTS, EACH OF WHICH WAS PREVIOUSLY FILED BY THE NCRR WITH THE COMMISSION PURSUANT TO SECTION 13 OF THE EXCHANGE ACT, ARE INCORPORATED HEREIN BY REFERENCE:

     (A) ANNUAL REPORT ON FORM 10-K AND 10-K/A FOR THE YEAR ENDED DECEMBER 31, 1995.

     (B) QUARTERLY REPORT ON FORM 10-Q AND 10-Q/A FOR THE QUARTER ENDED MARCH 31, 1996.

     (C) QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTER ENDED JUNE 30, 1996.

     (D) REPORT ON FORM 8-K DATED DECEMBER 22, 1995.

     (E) REPORT ON FORM 8-K DATED AUGUST 26, 1996.

     (F) REPORT ON FORM 8-K DATED SEPTEMBER 16, 1996.

     ALL DOCUMENTS FILED BY THE NCRR PURSUANT TO SECTIONS 13(A), 13(C), 14 AND 15(D) OF THE EXCHANGE ACT SUBSEQUENT TO THE DATE OF THIS PROXY STATEMENT AND PRIOR TO THE ANNUAL MEETING OF SHAREHOLDERS TO WHICH THIS PROXY STATEMENT RELATES SHALL BE DEEMED TO BE INCORPORATED BY REFERENCE HEREIN AND TO BE A PART HEREOF FROM THE DATE OF THE FILING OF SUCH REPORTS AND DOCUMENTS. ANY STATEMENT CONTAINED IN A DOCUMENT INCORPORATED OR DEEMED TO BE INCORPORATED BY REFERENCE HEREIN SHALL BE DEEMED TO BE MODIFIED OR SUPERSEDED FOR PURPOSES OF THIS PROXY STATEMENT TO THE EXTENT THAT A STATEMENT CONTAINED HEREIN OR IN ANY OTHER SUBSEQUENTLY FILED DOCUMENT WHICH ALSO IS OR IS DEEMED TO BE INCORPORATED BY REFERENCE HEREIN OR IN ANY ACCOMPANYING PROXY STATEMENT SUPPLEMENT MODIFIES OR SUPERSEDES SUCH STATEMENT. ANY SUCH STATEMENT SO MODIFIED OR SUPERSEDED SHALL NOT BE DEEMED, EXCEPT AS SO MODIFIED OR SUPERSEDED, TO CONSTITUTE A PART OF THIS PROXY STATEMENT.

     THE NCRR WILL PROVIDE WITHOUT CHARGE TO EACH PERSON TO WHOM A PROXY STATEMENT IS DELIVERED UPON WRITTEN OR ORAL REQUEST OF EACH PERSON, A COPY OF ANY DOCUMENTS INCORPORATED HEREIN BY REFERENCE (OTHER THAN EXHIBITS TO SUCH DOCUMENTS UNLESS SUCH EXHIBITS ARE SPECIFICALLY INCORPORATED BY REFERENCE INTO THE DOCUMENTS THAT THIS PROXY STATEMENT) INCORPORATES. REQUESTS FOR SUCH COPIES SHOULD BE DIRECTED TO THE NCRR'S SECRETARY, 3200 ATLANTIC AVENUE, SUITE 110, RALEIGH, NORTH CAROLINA 27604.


                                 OTHER BUSINESS

     MANAGEMENT DOES NOT INTEND TO BRING ANY BUSINESS BEFORE THE MEETING OTHER THAN THE MATTERS REFERRED TO IN THE ACCOMPANYING NOTICE AND AT THIS DATE HAS NOT BEEN INFORMED OF ANY MATTERS THAT MAY BE PRESENTED TO THE MEETING BY OTHERS. IF, HOWEVER, ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, IT IS INTENDED THAT THE PERSONS NAMED IN THE ACCOMPANYING PROXY WILL VOTE, PURSUANT TO THE PROXY, IN ACCORDANCE WITH THEIR BEST JUDGMENT ON SUCH MATTERS.


                PROPOSALS OF SHAREHOLDERS FOR 1997 ANNUAL MEETING

     ANY PROPOSALS OF SHAREHOLDERS INTENDED TO BE PRESENTED AT THE 1997 ANNUAL MEETING MUST BE RECEIVED BY THE NCRR FOR INCLUSION IN THE ISSUER'S PROXY STATEMENT NO LATER THAN JANUARY 31, 1997. SHAREHOLDERS SHOULD SEND THEIR PROPOSALS FOR THE NCRR'S 1997 ANNUAL MEETING TO THE ATTENTION OF THE NCRR'S SECRETARY AT ITS PRINCIPAL OFFICE, 3200 ATLANTIC AVENUE, SUITE 110, RALEIGH, NC 27604.

*******************************************************************************


                                    APPENDIX

                                      PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF NORTH CAROLINA
                                RAILROAD COMPANY

         The undersigned shareholder of North Carolina Railroad Company hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and the accompanying Proxy Statement and hereby constitutes and appoints Chauncey W. Lever; Alexander H. Graham, Jr.; and Sidney R. French and each of them, attorneys and proxies with full power of substitution, to act and vote the shares of the undersigned at the Annual Meeting of Shareholders of the said corporation to be held Tuesday, November 12, 1996, at 9:00 a.m. and at any adjournment or adjournments thereof. The undersigned hereby directs this proxy to be voted as follows:

         1. Electing the following as Directors to serve for the terms as indicated;




            [ ]FOR ALL NOMINEES LISTED BELOW            [ ] WITHHOLD AUTHORITY TO VOTE FOR NOMINEES LISTED BELOW
            (except as marked to the contrary below)
            (Instruction: To withhold Authority to vote for any individual nominee, strike a line through the nominee's name in the list below)

            Two-Year Term: J. Melville Broughton, Jr.   Three-Year Terms: P. C. Barwick,     Porter B. Thompson


         2. Ratifying the selection of Ernst & Young as independent public accountants for the year ended December 31, 1996.

            [ ] FOR                  [ ] AGAINST              [ ] ABSTAIN

         3. In their discretion to vote upon any other business as may properly come before the meeting or any adjournment or adjournment thereof.

            [ ] FOR                  [ ] AGAINST              [ ] ABSTAIN

[ ]PLEASE CHECK BOX IF YOU INTEND TO ATTEND THE ANNUAL MEETING IN PERSON. PLEASE COMPLETE, SIGN AND RETURN PROXY WHETHER OR NOT YOU INTEND TO ATTEND THE MEETING.

        Any proxy heretofore given by the undersigned is hereby revoked.

                  THIS PROXY WILL BE VOTED AS DIRECTED ABOVE. IN THE ABSENCE OF ANY DIRECTION TO THE CONTRARY, THE PROXYHOLDERS WILL VOTE THIS PROXY FOR THE ELECTION OF THE NOMINEES LISTED ABOVE AS DIRECTORS, FOR APPROVAL OF THE SELECTION OF ERNST & YOUNG, AND IN THEIR DISCRETION WITH RESPECT TO ANY OTHER MATTERS WHICH PROPERLY COME BEFORE THE MEETING. IF, AT OR BEFORE THE TIME OF THE MEETING, THE NOMINEE LISTED ABOVE HAS BECOME UNAVAILABLE FOR ANY REASON, THE PROXYHOLDERS HAVE THE DISCRETION TO VOTE FOR A SUBSTITUTE NOMINEE.

-----------------------    ------------- --------------------------------------
Number of Shares           Date          Signature of Shareholder



                                           IMPORTANT:   Please  sign  your  name
                                           exactly   as  it   appears   on  your
                                           certificate.  Please  add  your  full
                                           title to your  signature.  Executors,
                                           administrators,  trustees,  and other
                                           fiduciaries  should so indicate  when
                                           signing  and  furnish  proof  of such
                                           fiduciary   capacity.   All   persons
                                           signing  on  behalf  of  corporations
                                           and/or    partnerships    should   so
                                           indicate when signing.

                                           NOTE:  If you  receive  more than one
                                           proxy,  please date and sign each one
                                           and  return  all  proxies in the same
                                           envelope.


               PLEASE RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.